August 11, 2023 Via Electronic Mail Greenidge Generation Holdings Inc. 135 Rennell Drive, 3rd Floor Fairfield, CT 06890 Attention: Chief Financial Officer Bob Loughran (Bloughran@greenidge.com) Re: Limited Waiver of Loan Documents Ladies and Gentlemen: Reference is hereby made to the Senior Secured Loan Agreement, dated as of January 30, 2023 (as amended by that certain Amendment No. 1 to Senior Secured Loan Agreement, dated as of March 29, 2023 and as it may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Loan Agreement”), by and among Greenidge Generation Holdings Inc., a Delaware corporation (the “Borrower Representative”) and Greenidge Generation LLC, a New York limited liability company (“Generation”, and together with the Borrower Representative, each, a “Borrower” and, collectively, the “Borrowers”), the Guarantors party thereto (the Guarantors together with the Borrowers, the “Loan Parties”), the Lenders party thereto, and NYDIG ABL LLC, a Delaware limited liability company (“NYDIG” and, together with its Affiliates, the “Lender Parties”), as administrative agent and as collateral agent. Capitalized terms used herein but not herein defined shall have the meaning set forth in the Loan Agreement. Pursuant to the Section 7.1 of the Loan Agreement, the Borrower Representative and its Subsidiaries shall, at all times until the Termination Date, maintain no less than an aggregate amount of $10,000,000, net of any final and non-appealable judgments ordered by a court of competent jurisdiction, in the sum of (a) Unrestricted Cash plus (b) fifty percent (50%) of the Dollar Equivalent of the Unrestricted Bitcoin (the “Financial Covenant”). 1. Limited Waiver of the Loan Documents; Amendments. Effective immediately through and including August 21, 2023, the Lender Parties hereby waive non- compliance by the Borrower Representative and its Subsidiaries with the Financial Covenant so long as, at all times during such period, the Borrower Representative and its Subsidiaries maintain no less than an aggregate amount of $6,000,000, net of any final and non-appealable judgments ordered by a court of competent jurisdiction, in the sum of (a) Unrestricted Cash plus (b) fifty percent (50%) of the Dollar Equivalent of the Unrestricted Bitcoin. The Lender Parties and the Loan Parties hereby agree that they intend to enter into, on or prior to August 21, 2023, amendments to the Loan Agreement and to the B Riley Note to, among other things, (i) amend (subject to the proviso below) the Financial Covenant to reduce the threshold amount required thereunder from $10,0000 to $6,000,000 and (ii) provide for the temporary deferral until the earlier of (x) December 29, 2023 and (y) the closing of the transactions (the “Transactions”) contemplated under the Preliminary Due Diligence Request List and Non-Binding Material Terms for a Forward Funding Purchase Agreement dated June 9, 2023, of all principal and interest payments that would otherwise be due and owing under each of the Loan Agreement and the B Riley Note; provided, however, that the parties hereto further intend that the foregoing amendments shall provide that if the Transactions are not closed on or prior to December 29, 2023, then (i) with respect to the Loan Agreement, (x) on December 29, 2023, the Borrowers shall make payment in full of all outstanding and accrued interest due

2 and payable thereunder and (y) within sixty (60) days of such date and at all times thereafter until the Termination Date, the Financial Covenant threshold amount shall be reset to $10,000,000, and (ii) with respect to the B Riley Note, the Borrower (as defined in the B Riley Note) shall make payment in full in cash of all outstanding and unpaid principal and accrued interest thereunder. For the avoidance of doubt, the foregoing description of terms of the proposed amendments is merely a statement of the present intention of the parties hereto, is non-binding and does not constitute an agreement to enter into an amendment. Any binding obligation between the Lender Parties and the Loan Parties with respect to the foregoing terms set forth in this paragraph will be subject to the Lender Parties and the Loan Parties, as applicable, entering into final written agreements with respect thereto. 2. Reaffirmation of Obligations; Reaffirmation of Loan Documents. Each of the Loan Parties hereby, immediately after giving effect to amendments, supplements and modifications contained herein, confirms (i) its Obligations under each Loan Document, in each case as amended, restated, supplemented or modified immediately after giving effect to this Letter, (ii) that its Obligations as amended, restated, supplemented or modified hereby under the Loan Agreement and the other Loan Documents are entitled to the benefits of the grants of security interests, pledges and guarantees, as applicable, set forth in the Loan Documents, in each case, as amended, restated, supplemented or modified immediately after giving effect to this Letter; (iii) that its Obligations under the Loan Agreement and the other Loan Documents immediately after giving effect to this Letter constitute Obligations and that the Obligations shall remain in full force and effect (except as such Obligations have been expressly amended, restated, supplemented, or otherwise modified hereby), (iv) that such Obligations shall continue to be entitled to the benefits of the grant set forth in the Loan Documents, as amended, restated, supplemented or otherwise modified hereby and (v) that NYDIG has a first priority security interest in the Collateral. 3. Release. In consideration of the foregoing, each Loan Party, for itself and for its past, present and future successors in title, representatives, assignees, agents, officers and directors, does hereby and shall be deemed to have forever remised, released and discharged Lender Parties and any of their successors-in-title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom the Lender Parties would be liable if such persons or entities were found to be liable to the Loan Parties or any of their Affiliates, or any of them (collectively hereinafter the “Released Parties”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including without limitation those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Released Parties, whether held in a personal or representative capacity, and which are based on any act, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to this Letter or the Loan Documents, and the transactions contemplated hereby and thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing. 4. No Actions, Claims, Etc.

3 Each Loan Party acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages or liabilities of whatever kind or nature, in law or in equity, against Lender arising from any action or failure of the Lender Parties to act under this Letter or any other Loan Document on or prior to the date hereof, or of any offset right, counterclaim or defense of any kind against any of its respective obligations, indebtedness or liabilities to the Lender Parties under this Letter or any other Loan Document. Each Loan Party unconditionally releases, waives and forever discharges on its own behalf and on behalf of each of its subsidiaries and Affiliates (i) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Lender Parties to the Loan Parties, except the obligations required to be performed by the Lender Parties or agents under the Loan Documents on or after the date hereof and (ii) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which a Loan Party might otherwise have against the Lender Parties in connection with this Letter or the other Loan Documents or the transactions contemplated thereby, in the case of each of clauses (i) and (ii), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind. 5. Costs and Expenses; No Fiduciary Duty. The Loan Parties shall promptly pay all reasonable invoiced fees, costs and expenses of the Lender Parties incurred in connection with the preparation, execution and delivery, administration, interpretation and enforcement of this Letter, the Loan Agreement and the other Loan Documents and all other agreements, instruments and documents relating to this transaction, the consummation of the transactions contemplated by all such documents, the preservation of all rights of the Lender Parties, the negotiation, preparation, execution and delivery of any amendment, modification or supplement of or to, or any consent or waiver under, any such document (or any such instrument that is proposed but not executed and delivered) and with any claim or action threatened, made or brought against the Lender Parties arising out of or relating to any extent to this Letter, the Loan Agreement, the other Loan Documents or the transactions contemplated hereby or thereby (other than to the extent it has been found by a final, non-appealable judgment of a court that any such loss, claim, damage or liability results from the willful misconduct or gross negligence of the Lender Parties in connection therewith). In no event shall the Lender Parties, their affiliates, or any of their respective officers, directors, employees, affiliates, advisors, consultants and agents have any liability for any indirect, consequential or punitive damages in connection with or as a result of such parties’ activities related to this Letter or the Loan Documents. Notwithstanding the foregoing or anything contained in the Loan Agreement or other Loan Documents to the contrary, the Lender Parties do not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any other secured party other than as expressly set forth herein and in the other Loan Documents. Each Loan Party acknowledges that before execution and delivery of this Letter, the Lender Parties have no obligation to negotiate with the Loan Parties or any other person or entity concerning anything contained in this Letter. Each Loan Party agrees on its own behalf and on behalf of its directors, officers, employees, lawyers, advisors and consultants of the Loan Parties and their Affiliates that the Lender’s execution of this Agreement does not create any such obligation and that each such Person has made its own decisions regarding all of its operations and its incurrence and payment of all third-party debt and all other payments. 6. Construction. This Letter and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Letter nor any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Letter or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Letter and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. THE PARTIES HERETO

4 ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED BY LEGAL COUNSEL OF THEIR OWN CHOOSING IN NEGOTIATIONS FOR AND PREPARATION OF THIS LETTER AND ALL OTHER AGREEMENTS AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THAT EACH OF THEM HAS READ THE SAME AND HAD THEIR CONTENTS FULLY EXPLAINED BY SUCH COUNSEL AND IS FULLY AWARE OF THEIR CONTENTS AND LEGAL EFFECT. 7. Reference to and Effect on the Loan Agreement and the Other Loan Documents. On and after the date hereof, (i) each reference in the Loan Agreement of “the Loan Agreement”, “hereunder”, “hereof”, “thereunder”, “thereof” or words of like import referring to the foregoing, shall mean and be a reference to the Loan Agreement as amended by this Letter. The execution, delivery and effectiveness of this Letter shall not, except as expressly provided herein, operate as a waiver or novation of any Loan Document or of any right, power or remedy of Lender under any Loan Document, nor, except as expressly provided herein, constitute a waiver or novation of any provision of any of the Loan Documents. 8. Miscellaneous. This Letter shall have no effect unless fully executed by both parties hereto. The provisions of Sections 12.15 (Applicable Law), 12.16 (Consent to Jurisdiction) and 12.17 (Waiver of Jury Trial) of the Loan Agreement shall be incorporated by reference and shall apply into this Letter, mutatis mutandis, as if set out in full in this Letter. This Letter may be executed in any number of counterparts. Any single counterpart or set of counterparts executed, in either case, by all the parties hereto shall constitute a full and original Letter for all purposes. This Letter may be executed and delivered by exchange of facsimile or PDF copies showing the signatures of the parties, and those signatures need not be affixed to the same copy. The facsimile or PDF copies showing the signatures of the parties will constitute originally signed copies of the same agreement requiring no further execution. The words “execution,” “signed,” “signature,” and words of like import in this Letter shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. [Signature page follows]

[Signature Page to Limited Waiver] Very truly yours, NYDIG ABL LLC, as Lender By: Name: Trevor Smyth Title: Head of Structured Financing Cc: Clifford Brandeis (CBrandeis@zukermangore.com) Stephen Angelson (SAngelson@zukermangore.com) Christopher T. Buchanan (CBuchanan@kslaw.com) DocuSign Envelope ID: 2BC42DC6-FCE5-40C8-A7C5-76F659909017

[Signature Page to Limited Waiver] ACKNOWLEDGED AND AGREED BY: GREENIDGE GENERATION HOLDINGS INC., as a Borrower By: Name: Dale Irwin Title: President GREENIDGE GENERATION LLC, as a Borrower By: Name: Dale Irwin Title: President GREENIDGE TEXAS LLC, as a Guarantor By: Name: Dale Irwin Title: President GTX GEN 1 LLC, as a Guarantor By: Name: Dale Irwin Title: President GTX GEN 1 COLLATERAL HOLDINGS LLC, as a Guarantor By: Name: Dale Irwin Title: President GTX GEN 1 COLLATERAL LLC, as a Guarantor By: Name: Dale Irwin Title: President DocuSign Envelope ID: B6265F69-C20B-4312-8729-D47C40574849

[Signature Page to Limited Waiver] GTX DEV 1 LLC, as a Guarantor By: Name: Dale Irwin Title: President GREENIDGE GENERATION BLOCKER INC., as a Guarantor By: Name: Dale Irwin Title: President GREENIDGE GENERATION HOLDINGS LLC, as a Guarantor By: Name: Dale Irwin Title: President GNY COLLATERAL HOLDING LLC, as a Guarantor By: Name: Dale Irwin Title: President GREENIDGE SOLAR LLC, as a Guarantor By: Name: Dale Irwin Title: President GREENIDGE PIPELINE LLC, as a Guarantor By: Name: Dale Irwin Title: President DocuSign Envelope ID: B6265F69-C20B-4312-8729-D47C40574849

[Signature Page to Limited Waiver] GREENIDGE PIPELINE PROPERTIES CORPORATION, as a Guarantor By: Name: Dale Irwin Title: President GREENIDGE MARKETS AND TRADING LLC, as a Guarantor By: Name: Dale Irwin Title: President GREENIDGE MARKETS AND TRADING LLC, as a Guarantor By: Name: Dale Irwin Title: President GREENIDGE SECURED LENDING LLC, as a Guarantor By: Name: Dale Irwin Title: President GREENIDGE SOUTH CAROLINA LLC, as a Guarantor By: Name: Dale Irwin Title: President GSC COLLATERAL HOLDING LLC, as a Guarantor By: Name: Dale Irwin Title: President GSC COLLATERAL LLC, as a Guarantor By: Name: Dale Irwin Title: President DocuSign Envelope ID: B6265F69-C20B-4312-8729-D47C40574849

[Signature Page to Limited Waiver] GSC RE LLC, as a Guarantor By: Name: Dale Irwin Title: President GSC DEMOCO LLC, as a Guarantor By: Name: Dale Irwin Title: President 300 JONES ROAD LLC, as a Guarantor By: Name: Dale Irwin Title: President SUPPORT.COM, INC., as a Guarantor By: Name: Dale Irwin Title: President SUPPORT.COM SERVICES HOLDING COMPANY, INC., as a Guarantor By: Name: Dale Irwin Title: President GGHI INACTIVE HOLDINGS LLC, as a Guarantor By: Name: Dale Irwin Title: President DocuSign Envelope ID: B6265F69-C20B-4312-8729-D47C40574849